UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

STANDEX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

23 Keewaydin Drive, Salem, New Hampshire		03079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.50 Per Share	SXI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Standex International Corporation

ITEM 5.02 DEPARTING DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS TO CERTAIN OFFICERS

(d)    On May 2, 2025, the Board of Directors expanded the size of the Board to nine members and appointed Andy L. Nemeth as a Class III director to fill the vacancy created thereby. Mr. Nemeth’s appointment is the result of a process conducted by the Nominating/Corporate Governance Committee of the Board to recruit a successor to Thomas J. Hansen whose term will expire at the annual meeting of shareholders to be held in October 2025 (the “Annual Meeting”). Having reached the Company’s mandatory retirement age for directors, Mr. Hansen is not eligible for re-election and will retire as of the Annual Meeting at which time the number of directors on the Board shall revert to eight. In order to facilitate a smooth orientation and transition, Mr. Nemeth has been appointed for an initial term to expire at the Annual Meeting in connection with which it is the intention of the Board to propose that the shareholders elect Mr. Nemeth (in addition to the remaining Class III directors) for a three-year term to expire at the annual shareholders meeting in October 2028. The Board currently anticipates that Mr. Nemeth will serve on the Board’s Audit Committee.

Mr. Nemeth, age 56, is the Chairman of the Board and Chief Executive Officer of Patrick Industries, Inc., a NASDAQ listed manufacturer of component products and materials for the recreational vehicle, marine, manufactured housing, and industrial markets. He has been the Chairman of the Board of Patrick since May 2024 and Chief Executive Officer since January 2020. Prior to that time, Mr. Nemeth was the President of Patrick from January 2016 to July 2021, Executive Vice President of Finance and Chief Financial Officer from May 2004 to December 2015, and Secretary-Treasurer from 2002 to 2015. He was also the Vice President of Finance and Chief Financial Officer from 2003 to 2004.

In connection with his appointment, there are no arrangements or understandings between Mr. Nemeth and any other person regarding his appointment nor are there any related person transactions involving the Company and Mr. Nemeth. As a director, Mr. Nemeth will receive such annual compensation as is payable to all other directors and as most recently set forth in the Company’s Proxy Statement for the Annual Meeting that occurred on October 24, 2024 which was filed with the Securities and Exchange Commission on September 6, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION
(Registrant)

/s/ Ademir Sarcevic
Ademir Sarcevic
Chief Financial Officer

Date: May 8, 2025

Signing on behalf of the registrant and as principal financial officer